UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): October 4, 2016

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant's telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 4, 2016, the Board of Directors adopted an amendment to the Company's Bylaws, effective on that date. The amended Bylaws, and a copy of the amended Bylaw provision marked to show changes from the prior Bylaw provision dated August 2, 2016, are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.
Article III, Section 3 of the Bylaws, which provided that no Director is permitted to stand for election or re-election to the Board after reaching the age of 72, has been amended to allow Admiral Joseph W. Prueher to serve as a member of the Company's Board of Directors for an additional one-year term ending at the Company's Annual Meeting of Stockholders to be held in February 2018.
Item 8.01. Other Events.
On October 4, 2016, the Board of Directors of the Company voted to amend the Company's Corporate Governance Principles and Practices ("Governance Principles") to provide for a Lead Independent Director.  The amendments provide that the Lead Independent Director will be elected from the independent directors with a three year term.  The amendments also set forth the authority, roles and responsibilities of the Lead Independent Director, including presiding at certain Board meetings, reviewing Board agendas and information, calling meetings of the independent directors, acting as the key liaison of the Board with the Chairman, consulting with major shareholders and serving on the Board's executive committee.
Also on October 4, 2016 the Board elected Randall L. Stephenson as its Lead Independent Director.

 The foregoing description of the amendment to the Governance Principles is qualified in its entirety by reference to the full text of such Governance Principles. The Company's Governance Principles are available on the Company's website at www.Emerson.com, Investors, Corporate Governance, Principles and Practices.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description of Exhibits

3.1	Bylaws of Emerson Electric Co., as amended through October 4, 2016.

3.2	Article III, Section 3 of the Bylaws of Emerson Electric Co., as amended through October 4, 2016, marked to show changes from prior Bylaw provision as amended through August 2, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	October 6, 2016	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.1	Bylaws of Emerson Electric Co., as amended through October 4, 2016.

3.2	Article III, Section 3 of the Bylaws of Emerson Electric Co., as amended through October 4, 2016, marked to show changes from prior Bylaw provision as amended through August 2, 2016.